UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2024 (June 20, 2024)
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C4 THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39567	47-5617627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Arsenal Way, Suite 120 Watertown, MA		02472
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (617) 231-0700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CCCC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
C4 Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 20, 2024 (the “Annual Meeting”). The following is a summary of the matters voted on at the Annual Meeting.
a) The stockholders of the Company elected each of Kenneth Anderson, M.D., Laura Bessen, M.D. and Owen Hughes as Class I directors, to hold office until the 2027 annual meeting of stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class I directors were as follows:

	For	Withheld	Broker Non-Votes
Kenneth Anderson, M.D.	38,005,401	8,553,384	8,008,712
Laura Bessen, M.D.	37,738,853	8,819,932	8,008,712
Owen Hughes	27,472,145	19,086,640	8,008,712
b) The stockholders of the Company cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
34,500,552	11,936,841	121,392	8,008,712
c) The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the stockholders’ vote with respect to this ratification proposal were as follows:

For	Against	Abstain	Broker Non-Votes
54,362,556	170,867	34,074	—
No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C4 Therapeutics, Inc.

Date: June 21, 2024	By:	/s/ Jolie M. Siegel
Jolie M. Siegel
Chief Legal Officer